Exhibit 21

Company Name	Jurisdiction
3E Liniewo Sp.z o.o.	Poland
AEE2, L.L.C.	Delaware
AES (China) Investment Management Pte. Ltd.	Singapore
AES (China) Management Co. Ltd.	China
AES (India) Private Limited	India
AES (NI) Limited	Northern Ireland
AES Abigail S.a.r.l.	Luxembourg
AES Africa Power Company B.V.	The Netherlands
AES AgriVerde (Beijing) Environmental Technology Ltd.	China
AES AgriVerde Holdings Cooperatief U.A.	The Netherlands
AES AgriVerde Holdings, B.V.	The Netherlands
AES AgriVerde II, Ltd.	Bermuda
AES AgriVerde Limited	Bermuda
AES AgriVerde Services (Malaysia) SDN BHD	Malaysia
AES AgriVerde Services (RUS) Limited Liability Company	Russian Federation
AES AgriVerde Services (Ukraine) Limited Liability Company	Ukraine
AES AgriVerde Services (US), L.L.C.	Delaware
AES Alamitos Development, Inc.	Delaware
AES Alamitos, L.L.C.	Delaware
AES Alicura Holdings S.C.A	Argentina
AES Alternative Energy (Southeast Asia) Pte. Ltd.	Singapore
AES Alternative Energy Brasil Holding Ltda.	Brazil
AES Americas International Holdings, Limited	Bermuda
AES Americas, Inc.	Delaware
AES Amsterdam Holdings B.V.	The Netherlands
AES Andes Energy, Inc.	Delaware
AES Andres BV	The Netherlands
AES Andres Dominicana, Ltd.	Cayman Islands
AES Andres Finance, Ltd.	Cayman Islands
AES Andres Holdings I, Ltd	Cayman Islands
AES Andres Holdings II, Ltd.	Cayman Islands
AES Angel Falls, L.L.C.	Delaware
AES Anhui Power Co Pte. Ltd.	Singapore
AES Anhui Power Co. Ltd.	British Virgin Islands
AES Ankara Holdings B.V.	The Netherlands
AES APC Holdings B.V.	The Netherlands
AES Aramtermelo Holdings B.V.	The Netherlands
AES Argentina Generación S.A.	Argentina
AES Argentina Holdings S.C.A.	Uruguay
AES Argentina Investments, Ltd.	Cayman Islands
AES Argentina Operations, Ltd.	Cayman Islands
AES Argentina, Inc.	Delaware
AES Arlington Services, LLC	Delaware
AES Armenia Mountain Holdings, LLC	Delaware
AES Armenia Mountain Wind 2, LLC	Delaware
AES Armenia Mountain Wind, LLC	Delaware

AES Asociados S.A.	Argentina
AES Athens Holdings B.V.	The Netherlands
AES Aurora Holdings, Inc.	Delaware
AES Aurora, Inc.	Delaware
AES Austin Aps	Denmark
AES Australia Retail II, Inc.	Delaware
AES Australia Retail, Inc.	Delaware
AES Bainbridge Holdings, LLC	Delaware
AES Bainbridge, LLC	Delaware
AES Ballylumford Holdings Limited	England & Wales
AES Ballylumford Limited	Northern Ireland
AES Baltic Holdings BV	The Netherlands
AES Bandeirante, Ltd.	Cayman Islands
AES Barka Holdings	United Kingdom
AES Barka Partner (Cayman) Ltd.	Cayman Islands
AES Barka Services 1 (Cayman) Ltd.	Cayman Islands
AES Barka Services 2 (Cayman) Ltd.	Cayman Islands
AES Barka Services, Inc.	Delaware
AES Barry Limited	United Kingdom
AES Barry Operations Ltd.	United Kingdom
AES Battery Rock Holdings LNG, LLC	Delaware
AES Battery Rock LNG, LLC	Delaware
AES Beauvior BV	The Netherlands
AES Beaver Valley, L.L.C.	Delaware
AES Belfast West Power Limited	Northern Ireland
AES Big Cedar Holdings, LLC	Delaware
AES Big Sky, L.L.C.	Delaware
AES Black Sea Holdings B.V.	The Netherlands
AES Blue Tech Holdings, LLC	Delaware
AES Blue Tech Unit 1, LLC	Delaware
AES Bocas del Toro Hydro, S.A.	Panama
AES Bohemia SRO	Czech Republic
AES Borsod CFB Kft	Hungary
AES Borsod Energetic Ltd.	Hungary
AES Borsod Holdings Limited	United Kingdom
AES Botswana Holdings B.V.	The Netherlands
AES Brasil Ltda	Brazil
AES Brazil International Holdings, Limited	Bermuda
AES Brazil Investimento II, LLC	Delaware
AES Brazil Investimento III, LLC	Delaware
AES Brazil Investimento, LLC	Delaware
AES Brazil, Inc.	Delaware
AES Brazilian Energy Holdings II S.A.	Brazil
AES Brazilian Energy Holdings Ltda.	Brazil
AES Brazilian Holdings, Ltd.	Cayman Islands
AES Bridge I, Ltd.	Cayman Islands
AES Bridge II, Ltd.	Cayman Islands
AES Bulgaria B.V.	The Netherlands
AES Bulgaria Holdings BV	The Netherlands

AES Bussum Holdings BV	The Netherlands
AES BVI Holdings I, Inc.	Delaware
AES BVI Holdings II, Inc.	Delaware
AES Bytservice LLP	Kazakhstan
AES C&W Africa Holdings B.V.	The Netherlands
AES CAESS Distribution, Inc.	Delaware
AES Calaca Pte. Ltd.	Singapore
AES Calgary ULC	Canada
AES Calgary, Inc.	Delaware
AES California Management Co., Inc.	Delaware
AES Cambridge Investments, LLC	Delaware
AES Cameroon Holdings S.A.	Cameroon
AES Canada Wind, LLC	Delaware
AES Canada, Inc.	Delaware
AES Canal Power Services, Inc.	Delaware
AES Caracoles I	Cayman Islands
AES Caracoles II	Cayman Islands
AES Caracoles III L.P.	Cayman Islands
AES Caracoles SRL	Argentina
AES Carbon Exchange, Ltd.	Bermuda
AES Carbon Holdings, Ltd.	British Virgin Islands
AES Caribbean Finance Holdings, Inc.	Delaware
AES Caribbean Investment Holdings, Ltd.	Cayman Islands
AES Carly S.a.r.l.	Luxembourg
AES Carolina Wind, LLC	Delaware
AES Cartagena Operations, S.L	Spain
AES Cartegena Holdings BV	The Netherlands
AES Cayman Guaiba, Ltd.	Cayman Islands
AES Cayman I	Cayman Islands
AES Cayman II	Cayman Islands
AES Cayman Islands Holdings, Ltd.	Cayman Islands
AES Cayman Pampas, Ltd.	Cayman Islands
AES Cayuga, L.L.C.	Delaware
AES CC&T Holdings LLC	Delaware
AES CC&T International, Ltd.	British Virgin Islands
AES Cemig Empreendimentos II, Ltd.	Cayman Islands
AES Cemig Empreendimentos, Inc.	Cayman Islands
AES Cemig Holdings, Inc.	Delaware
AES Central America Electric Light, Ltd.	Cayman Islands
AES Central American Holdings, Inc.	Delaware
AES Central American Investment Holdings, Ltd.	Cayman Islands
AES Central American Management Services, Inc.	Delaware
AES Central Asia Holdings BV	The Netherlands
AES Central Valley, L.L.C.	Delaware
AES Ceprano Energia SRL	Italy
AES Changuinola, S.A.	Panama
AES Chaparron I, Ltd	Cayman Islands
AES Chaparron II, Ltd	Cayman Islands
AES Chenba’erhu Wind Power Co. Pte. Ltd.	Singapore
AES Chengdu Pte. Ltd.	Singapore

AES Cherry Flats Wind, LLC	Delaware
AES Chhatissgarh Energy Private Limited	India
AES Chigen Holdings, Ltd.	Cayman Islands
AES China Corp Pte. Ltd.	Singapore
AES China Corp.	Cayman Islands
AES China Generating Co Pte. Ltd.	Singapore
AES China Generating Co. Ltd.	Bermuda
AES China Holding Co Pte. Ltd.	Singapore
AES China Holding Company (L) Ltd.	Malaysia
AES China Hydropower Investment Co. Pte. Ltd.	Singapore
AES Chivor & Cia S.C.A. E.S.P.	Colombia
AES Chivor S.A.	Colombia
AES CLESA Electricidad, S.A. de C.V.	El Salvador
AES CLESA Y Compania, Sociedad en Comandita de Capital Variable	San Salvador
AES Climate Services, LLC	Delaware
AES Climate Solutions (India) Private Ltd.	India
AES Climate Solutions Holdings I B.V.	The Netherlands
AES Climate Solutions Holdings I, LLC	Delaware
AES Climate Solutions Holdings II B.V.	The Netherlands
AES Climate Solutions Holdings II, LLC	Delaware
AES Climate Solutions Holdings, L.P.	Bermuda
AES Climate Solutions Holdings, LLC	Delaware
AES Columbia Power, LLC	Delaware
AES Communications Bolivia S.A.	Bolivia
AES Communications Latin America, Inc.	Delaware
AES Communications Rio de Janeiro SA.	Brazil
AES Communications, Ltd.	Cayman Islands
AES Connecticut Management, L.L.C.	Delaware
AES Coral Reef, LLC	Cayman Islands
AES Coral, Inc.	Delaware
AES Costa Rica Energy SRL	Costa Rica
AES Costa Rica Holdings, Ltd.	Cayman Islands
AES Creative Resources, L.P.	Delaware
AES Deepwater, Inc.	Delaware
AES Denmark GP Holding I Aps	Denmark
AES Denmark GP Holding II ApS	Denmark
AES Desert Power, L.L.C.	Delaware
AES Development de Argentina S.A.	Argentina
AES Devin Co	Ireland
AES Dibamba Holdings B.V.	Netherlands
AES Disaster Relief Fund	Virginia
AES Distribuidores Salvadorenos Limitada	San Salvador
AES Distribuidores Salvadorenos Y Campania S en C de C.V.	San Salvador
AES Dominicana Energia Finance, S.A.	Cayman Islands
AES Dominicana Transportadora De Gas, Ltd.	Cayman Islands
AES Dordrecht Holdings BV	The Netherlands
AES DR Holdings, Ltd.	Cayman Islands
AES Drax Financing, Inc.	Delaware
AES Drax Power Finance Holdings Limited	United Kingdom
AES Eamon Theadore Holding, Inc.	Delaware

AES East Usk Limited	United Kingdom
AES Eastern Energy, L.P.	Delaware
AES Eastern Wind, L.L.C.	Delaware
AES Ebute Holdings, Ltd.	Cayman Islands
AES Ecotek Corporation	Delaware
AES Ecotek Europe Holdings B.V.	The Netherlands
AES Ecotek Holdings, L.L.C.	Delaware
AES Ecotek International Holdings, Inc.	Cayman Islands
AES EDC Funding II, L.L.C.	Delaware
AES EDC Holding II, LLC	Delaware
AES EDC Holding, L.L.C.	Delaware
AES Edelap Funding Corporation, L.L.C.	Delaware
AES EEO Distribution, Inc.	Delaware
AES El Faro Electric Light, Ltd.	Cayman Islands
AES El Faro Generating, Ltd.	Cayman Islands
AES El Faro Generation, Inc.	Delaware
AES El Salvador Distribution Ventures, Ltd.	Cayman Islands
AES El Salvador Electric Light, Ltd.	Cayman Islands
AES El Salvador Services Holding Ltda. de C.V.	El Salvador
AES El Salvador, Ltd.	Cayman Islands
AES El Salvador, S.A. de C.V.	El Salvador
AES Electric Ltd.	United Kingdom
AES Electroinversora Espana S.L.	Spain
AES Eletrolight, Ltd.	Cayman Islands
AES Elpa S.A.	Brazil
AES Elsta BV	The Netherlands
AES Empresa Electrica de El Salvador Limitada de Capital Variable	El Salvador
AES Endeavor, Inc.	Delaware
AES Energia Cartagena, S.R.L.	Spain
AES Energia I, Ltd.	Cayman Islands
AES Energia II, Ltd.	Cayman Islands
AES Energia SRL	Italy
AES Energoline LLC	Ukraine
AES Energy and Natural Resources, L.L.C.	Delaware
AES Energy Developments (Pty) Ltd.	Republic of South Africa
AES Energy Developments, S.L.	Spain
AES Energy Ltd.	United Kingdom
AES Energy Services Inc.	Ontario
AES Energy Storage Holdings, LLC	Delaware
AES Energy Storage, LLC	Delaware
AES Energy, Ltd.	Bermuda
AES Energy, Ltd. (Argentina Branch)	Argentina
AES Enerji Limited Sirketi	Turkey
AES Engineering (Vietnam) Limited Liability Company	Vietnam
AES Engineering, LLC	Delaware
AES Engineering, Ltd.	Cayman Islands
AES ES Deepwater, LLC	Delaware
AES ES Westover Holdings, LLC	Delaware
AES ES Westover, LLC	Delaware
AES Esti Panama Holding, Ltd.	Cayman Islands

AES Eurasia Enerji Yatirimlari Limited Sirketi	Turkey
AES Europe S.A.R.L.	France
AES European Holdings BV	The Netherlands
AES European Investments Cooperatief U.A.	The Netherlands
AES Finance and Development, Inc.	Delaware
AES Florestal Ltda.	Brazil
AES Fonseca Energia Limitada de C.V.	El Salvador
AES Forca Empreendimentos Ltda	Brazil
AES Forca, Ltd.	Cayman Islands
AES Fox Hill Wind, LLC	Delaware
AES Frontier Development, Inc.	Delaware
AES Gas Supply & Distribution Ltd.	Cayman Islands
AES Gasification Project Holdings, LLC	Delaware
AES GEH Holdings, L.L.C.	Delaware
AES GEH, Inc.	Delaware
AES GEI US Finance, Inc.	Delaware
AES GEI, L.L.C.	Delaware
AES Gener S.A.	Chile
AES Geo Energy 2 OOD	Bulgaria
AES GEO Energy OOD	Bulgaria
AES Global African Power (Proprietary) Limited	Republic of South Africa
AES Global Insurance Company	Vermont
AES Global Mobility Services, LLC	Delaware
AES Global Power Holdings B.V.	The Netherlands
AES GPH Holdings, Inc.	Delaware
AES Grand Dominicana, Ltd.	Cayman Islands
AES Grand Itabo, Ltd.	Cayman Islands
AES Great Britain Holdings B.V.	The Netherlands
AES Great Britain Limited	United Kingdom
AES Greenidge, L.L.C.	Delaware
AES Grid Stability, LLC	Delaware
AES GT Holding Pty Ltd	Australia
AES Guaiba II Empreendimentos Ltda	Brazil
AES Guayama Holdings BV	The Netherlands
AES Hawaii Management Company, Inc.	Delaware
AES Hawaii, Inc.	Delaware
AES Hellas Societe Anonyme of Energy Production and Exploitation from Renewable Sources of Energy	Greece
AES Hickling, L.L.C.	Delaware
AES Highgrove Holdings, L.L.C.	Delaware
AES Highgrove, L.L.C.	Delaware
AES Hispanola Holdings BV	The Netherlands
AES Hispanola Holdings II BV	The Netherlands
AES Holanda Holdings C.V.	The Netherlands
AES Holdings Brasil Ltda.	Brazil
AES Honduras Generacion, Sociedad en Comandita por Acciones de Capital Variable	Honduras
AES Honduras Generation Ventures, Ltd.	Cayman Islands
AES Honduras Holdings, Ltd.	Cayman Islands
AES Horizons Holdings BV	The Netherlands
AES Horizons Investments Limited	United Kingdom

AES Horizons Ltd.	United Kingdom
AES Huanghua Pte. Ltd.	Singapore
AES Hulunbeier Wind Power Co. Pte. Ltd.	Singapore
AES Hungary Energiaszolgáltató Kft.	Hungary
AES Huntington Beach Development, L.L.C.	Delaware
AES Huntington Beach, L.L.C.	Delaware
AES IA UAE, Ltd.	Cayman Islands
AES IB Valley Corporation	India
AES- IC Ictas Elektrik Toptan Satis ve Ticaret A.S.	Turkey
AES- IC Ictas Enerji Uretim ve Ticaret A.S.	Turkey
AES India Holdings (Mauritius)	Mauritius
AES India, L.L.C.	Delaware
AES Indian Queens Holdings Limited	United Kingdom
AES Indiana Holdings, L.L.C.	Delaware
AES Indus (Private) Limited	Pakistan
AES Infoenergy Ltda.	Brazil
AES Intercon II, Ltd.	Cayman Islands
AES Interenergy, Ltd.	Cayman Islands
AES International Holdings II, Ltd.	British Virgin Islands
AES International Holdings III, Ltd.	British Virgin Islands
AES International Holdings, Ltd.	British Virgin Islands
AES Ironwood, Inc.	Delaware
AES Ironwood, L.L.C.	Delaware
AES Isabella Holdings, Inc.	Delaware
AES Istanbul Holdings B.V.	The Netherlands
AES Isthmus Energy, S.A.	Panama
AES Italia S.r.l	Italy
AES Jennison, L.L.C.	Delaware
AES Jordan Holdco Cayman Limited	Cayman Islands
AES Jordan Holdco, Ltd.	Cayman Islands
AES Jordan IMCO, Ltd.	Cayman Islands
AES Jordan PSC	Jordan
AES K2 Limited	United Kingdom
AES Kalaeloa Venture, L.L.C.	Delaware
AES Kansas Wind, LLC	Delaware
AES Kelanitissa (Private) Limited	Sri Lanka
AES Kelanitissa Services, Ltd.	Cayman Islands
AES Keystone Wind, L.L.C.	Delaware
AES Keystone, L.L.C.	Delaware
AES Khanya - Kwazulu Natal (Proprietary) Limited	South Africa
AES Khanya - Port Elizabeth (Pty) Ltd.	Republic of South Africa
AES Kienke Holdings B.V.	The Netherlands
AES Kilroot Generating Limited	Northern Ireland
AES Kilroot Power Limited	Northern Ireland
AES King Harbor, Inc.	Delaware
AES Kingston Holdings B.V.	The Netherlands
AES Kribi Holdings B.V.	The Netherlands
AES Lal Pir (UK) Ltd.	United Kingdom
AES Landfill Carbon, Ltd.	British Virgin Islands
AES LATAM Energy Development Ltd.	Cayman Islands

AES Latin America S. de R.L.	Panama
AES Latin American Development, Ltd.	Cayman Islands
AES Laurel Mountain, LLC	Delaware
AES Lion Telecom Investments B.V.	The Netherlands
AES LNG Holding II, Ltd.	Cayman Islands
AES LNG Holding III, Ltd.	Cayman Islands
AES LNG Holding IV, Ltd.	Cayman Islands
AES LNG Holding, Ltd.	Cayman Islands
AES LNG Marketing, L.L.C.	Delaware
AES London Holdings B.V.	The Netherlands
AES Loyalist ULC	Canada
AES LTC Transition, L.L.C.	Delaware
AES Maastricht Holdings B.V.	The Netherlands
AES Maritza East 1 Ltd.	Bulgaria
AES Maritza East 1 Services Ltd.	Cyprus
AES Maritza East 1 Services Ltd.	Bulgaria
AES Masinloc Pte. Ltd.	Singapore
AES Mayan Holdings, S. de R.L. de C.V.	Mexico
AES Medway Electric Limited	United Kingdom
AES Mendips Limited	England & Wales
AES Merida B.V.	The Netherlands
AES Merida III, S. de R.L. de C.V.	Mexico
AES Merida Management Services, S. de R.L. de C.V.	Mexico
AES Merida Operaciones SRL de CV	Mexico
AES Mexican Holdings, Ltd.	Cayman Islands
AES Mexico Development, S. de R.L. de C.V.	Mexico
AES Mexico Farms, L.L.C.	Delaware
AES MicroPlanet, Ltd.	British Virgin Islands
AES Mid East Holdings 2, Ltd.	Cayman Islands
AES Mid-Atlantic LNG Marketing, LLC	Delaware
AES Middelzee Holding B.V.	The Netherlands
AES Middle East Holdco Ltd.	Cayman Islands
AES Mid-West Holdings, L.L.C.	Delaware
AES Mid-West Wind, L.L.C.	Delaware
AES Minas PCH Ltda	Brazil
AES Mobile Power Holdings, LLC	Delaware
AES Mobile Power, LLC	Delaware
AES Mong Duong Holdings B.V.	The Netherlands
AES Monroe Holdings B.V.	The Netherlands
AES Mont Blanc Holdings B.V.	The Netherlands
AES Mount Vernon B.V.	The Netherlands
AES NA Central, L.L.C.	Delaware
AES Nejapa Gas Ltda. de C.V.	El Salvador
AES Nejapa Services Ltda. de C.V.	El Salvador
AES Netherlands Holdings B.V.	The Netherlands
AES New Creek, LLC	Delaware
AES New Hampshire Biomass, Inc.	New Hampshire
AES New York Capital, L.L.C.	Delaware
AES New York Equity, LLC	Delaware
AES New York Funding, L.L.C.	Delaware

AES New York Holdings, L.L.C.	Delaware
AES New York Renewable Energy Co., L.L.C.	Delaware
AES New York Surety, L.L.C.	Delaware
AES New York Wind, L.L.C.	Delaware
AES Nigeria Barge Limited	Nigeria
AES Nigeria Barge Operations Holdings I	Cayman Islands
AES Nigeria Barge Operations Holdings II	Cayman Islands
AES Nigeria Barge Operations Limited	Nigeria
AES Nigeria Holdings, Ltd.	Cayman Islands
AES Nile Power Finance (Uganda) Limited	Uganda
AES Nile Power Holdings Ltd.	Guernsey
AES Nile Power Ltd.	Uganda
AES Normandy Holdings B.V.	The Netherlands
AES North America Development, LLC	Delaware
AES North America Hydro, LLC	Delaware
AES North America Pacific Group SGA, LLC	Delaware
AES Northern Sea Holdings B.V.	The Netherlands
AES NY, L.L.C.	Delaware
AES NY2, L.L.C.	Delaware
AES NY3, L.L.C.	Delaware
AES Oasis Energy, Inc.	Delaware
AES Oasis Finco, Inc.	Delaware
AES Oasis Holdco (Cayman) Ltd.	Cayman Islands
AES Oasis Holdco, Inc.	Delaware
AES Oasis Ltd.	Cayman Islands
AES Oasis Mauritius Inc	Mauritius
AES Oasis Private Ltd.	Singapore
AES Ocean Express LLC	Delaware
AES Ocean LNG, Ltd.	Bahamas
AES Ocean Power, Ltd.	Delaware
AES Ocean Springs Trust Deed	Cayman Islands
AES Ocean Springs, Ltd.	Cayman Islands
AES Odyssey, L.L.C.	Delaware
AES Oklahoma Holdings, L.L.C.	Delaware
AES Oklahoma Management Co., LLC	Delaware
AES Oman Holdings, Ltd.	Cayman Islands
AES Ontario Holdings 1 BV	The Netherlands
AES Ontario Holdings 2 BV	The Netherlands
AES Operadora S.A	Argentina
AES OPGC Holding	Mauritius
AES Orient, Inc.	Delaware
AES Orissa Distribution Private Limited	India
AES Overseas Holdings (Cayman) Ltd.	Cayman Islands
AES Overseas Holdings Limited	United Kingdom
AES Pacific Ocean Holdings B.V.	The Netherlands
AES Pacific, Inc.	Delaware
AES Pacific, L.L.C.	Delaware
AES Pak Gen (UK) Ltd.	United Kingdom
AES Pak Gen Holdings, Inc.	Mauritius
AES Pak Holdings, Ltd.	British Virgin Islands

AES Pakistan (Holdings) Limited	United Kingdom
AES Pakistan (Pvt) Ltd.	Pakistan
AES Pakistan Holdco Ltd.	Cayman Islands
AES Pakistan Holdings	Mauritius
AES Pakistan Operations, Ltd.	Delaware
AES Pakistan Power Holdings Ltd.	Cayman Islands
AES Pampa Energy, S.A.	Argentina
AES Panama Energy, S.A.	Panama
AES Panama Holding, Ltd.	Cayman Islands
AES Panama Hydro Holdings, Ltd.	Cayman Islands
AES Panama, S.A.	Panama
AES Parana Gas S.A.	Argentina
AES Parana Generation Holdings, Ltd.	Cayman Islands
AES Parana Holdings, Ltd.	Cayman Islands
AES Parana I Limited Partnership	Cayman Islands
AES Parana IHC, Ltd.	Cayman Islands
AES Parana II Limited Partnership	Cayman Islands
AES Parana Operations S.R.L.	Argentina
AES Parana Propiedades S.A	Argentina
AES Parana Uruguay S.R.L	Uruguay
AES Pardo Holdings, Ltd.	Cayman Islands
AES Pasadena, Inc.	Delaware
AES Patliputra Energy Private Limited	India
AES Penobscot Mountain, LLC	Delaware
AES Peru S.R.L.	Peru
AES Phil Investment Pte. Ltd.	Singapore
AES Philippine Holdings BV	The Netherlands
AES Philippines Inc.	Philippines
AES Philippines Power Partners Co. Ltd.	Philippines
AES Pirin Holdings, Ltd.	Cayman Islands
AES PJM Wind, LLC	Delaware
AES Placerita, Incorporated	Delaware
AES Platense Investments Uruguay S.C.A	Uruguay
AES Poland Wind Gdansk Holdings Sp.z o.o.	Poland
AES Poland Wind II Holdings Sp.z o.o.	Poland
AES Poland Wind Sp.z o.o.	Poland
AES Polish Wind Holdings B.V.	The Netherlands
AES Power Holding, Ltd.	Cayman Islands
AES Power One Pty Ltd.	Australia
AES Prachinburi Holdings B.V.	The Netherlands
AES Prescott, L.L.C.	Delaware
AES Puerto Rico Services, Inc.	Delaware
AES Puerto Rico, Inc.	Cayman Islands
AES Puerto Rico, L.P.	Delaware
AES Qatar Holdings Cayman, Ltd.	Cayman Islands
AES Qatar Holdings Ltd.	Cayman Islands
AES Qatrana Holdco Limited	Cayman Islands
AES Ras Laffan Services I, Ltd.	Cayman Islands
AES Ras Laffan Services II, Ltd.	Cayman Islands

AES Red Oak Urban Renewal Corporation	New Jersey
AES Red Oak, Inc.	Delaware
AES Red Oak, L.L.C.	Delaware
AES Redondo Beach, L.L.C.	Delaware
AES RES-Greek Holdings I B.V.	The Netherlands
AES RES-Greek Holdings II B.V.	The Netherlands
AES Rio Diamante, Inc.	Delaware
AES Rio PCH Ltda.	Brazil
AES Riverside Holdings, LLC	Delaware
AES Romenergia SRL	Romania
AES Ruzgar Enerjisi Limited Sirketi	Turkey
AES Saint Petersburg Holdings B.V.	The Netherlands
AES San Nicolas Holding Espana, S.L.	Spain
AES San Nicolas, Inc.	Delaware
AES Santa Ana, Ltd.	Cayman Islands
AES Santa Branca II, Ltd.	Cayman Islands
AES Santa Branca, Ltd.	Cayman Islands
AES Santo Domingo I, Ltd.	Cayman Islands
AES Santo Domingo II, Ltd.	Cayman Islands
AES Saurashtra Windfarms Private Limited	India
AES Sayreville, L.L.C.	Delaware
AES SEB Holdings, Ltd.	Cayman Islands
AES Services Philippines Inc.	Philippines
AES Services, Inc.	Delaware
AES Services, Ltd.	Cayman Islands
AES Servicios America S.R. L.	Argentina
AES Servicios Electricos Limitada de Capital Variable	El Salvador
AES Servicios Electricos Y Compania Sociedad en Comandita de Capital Variable	El Salvador
AES Servicios Electricos, S. de R.L. de C.V.	Mexico
AES Shady Point 2, LLC	Delaware
AES Shady Point, LLC	Delaware
AES Shannon Holdings BV	The Netherlands
AES Shigis Energy LLP	Kazakhstan
AES Shulbinsk GES LLP	Kazakhstan
AES Silk Road Energy LLC	Russia
AES Silk Road Trading BV	The Netherlands
AES Silk Road, Inc.	Delaware
AES Sirocco Limited	United Kingdom
AES Snowy Creek, LLC	Delaware
AES Sogrinsk TETS LLP	Kazakhstan
AES Solar Energy B.V.	The Netherlands
AES Solar Energy Holdings B.V.	The Netherlands
AES Solar Energy, LLC	Delaware
AES Solar Energy, Ltd.	Cayman Islands
AES Solar Espana, S.L.	Spain
AES Solar Holdings, LLC	Delaware
AES Solar Management, Inc.	Delaware
AES Solar Power, LLC	Delaware
AES Sole Italia S.r.L.	Italy
AES Solutions, LLC	Delaware

AES Somerset 2 Holdings, LLC	Delaware
AES Somerset 2, LLC	Delaware
AES Somerset, L.L.C.	Delaware
AES SONEL S.A.	Cameroon
AES Songas Holdings, Ltd.	Cayman Islands
AES South Africa Peakers Holdings (Proprietary) Limited	South Africa
AES South American Holdings, Ltd.	Cayman Islands
AES South Point, Ltd.	Cayman Islands
AES Southern Europe Holdings B.V.	The Netherlands
AES Southland Funding, L.L.C.	Delaware
AES Southland Holdings, L.L.C.	Delaware
AES Southland, L.L.C.	Delaware
AES Spanish Holdings, S.R.L.	Spain
AES Sparrows Point Holdings, LLC	Delaware
AES Sparrows Point LNG, LLC	Delaware
AES Sparta Holdings, B.V.	The Netherlands
AES Stonehaven Holding, Inc.	Delaware
AES Strategic Equipment Holdings Corporation	Delaware
AES Sul Distribuidora Gaucha de Energia S.A.	Brazil
AES Sul, L.L.C.	Delaware
AES Summit Generation Ltd.	United Kingdom
AES Swiss Lake Holdings B.V.	The Netherlands
AES Tamuin Development Services S. de R.L. de C.V.	Mexico
AES Tanzania Holdings, Ltd.	Cayman Islands
AES Teal Holding, Inc.	Delaware
AES Technologies Holdings, LLC	Delaware
AES Technology Holdings, LLC	Delaware
AES TEG Holdings I, LLC	Delaware
AES TEG Holdings, LLC	Delaware
AES TEG II Mexican Holdings, S. de R.L. de C.V.	Mexico
AES TEG II Mexican Investments, S. de R.L. de C.V.	Mexico
AES TEG II Operations, S. de R.L. de C.V.	Mexico
AES TEG Management, Inc.	Delaware
AES TEG Mexican Holdings, S. de R.L. de C.V.	Mexico
AES TEG Mexican Investments S. de R.L. de C.V.	Mexico
AES TEG Operations, S. de R.L. de C.V.	Mexico
AES TEG Power Investments B.V.	The Netherlands
AES TEG Power Investments II B.V.	The Netherlands
AES TEGTEP Holdings B.V.	The Netherlands
AES TEGTEP Treasury Holdings B.V.	The Netherlands
AES Tehachapi Wind, LLC	Delaware
AES TEP Holdings I, LLC	Delaware
AES TEP Holdings, LLC	Delaware
AES TEP Management, Inc.	Delaware
AES TEP Power II Investments Limited	United Kingdom
AES TEP Power Investments Limited	United Kingdom
AES Termosul Empreendimentos Ltda	Brazil
AES Termosul I, Ltd.	Cayman Islands
AES Termosul II, Ltd.	Cayman Islands
AES Terneuzen Holdings B.V.	The Netherlands

AES Terneuzen Management Services BV	The Netherlands
AES Tesoreria I S. de R.L. de C.V.	Mexico
AES Tesoreria II S. de R.L. de C.V.	Mexico
AES Texas Funding III, L.L.C.	Delaware
AES Texas Wind Holdings, LLC	Delaware
AES Thames, L.L.C.	Delaware
AES Thomas Holdings BV	The Netherlands
AES Tian Fu Power Co Pte. Ltd.	Singapore
AES Tian Fu Power Company (L) Ltd.	Malaysia
AES Tian Fu Power Company Ltd.	British Virgin Islands
AES Tiete Holdings, Ltd.	Cayman Islands
AES Tiete S.A.	Brazil
AES Tisza Holdings BV	The Netherlands
AES Tiszapalkonya Villamosipari Termelő és Szolgáltató Korlátolt Felelősségű Társaság	Hungary
AES Trade I, Ltd.	Cayman Islands
AES Trade II, Ltd.	Cayman Islands
AES Transatlantic Holdings B.V.	The Netherlands
AES Transgas I, Ltd.	Cayman Islands
AES Transgas II, Ltd.	Cayman Islands
AES Transmisores Salvadorenos Y Compania, Sociedad en Comandita de Capital Variable	El Salvador
AES Transmisores Salvadorenos, Ltda. de C.V.	El Salvador
AES Transmission Holdings, LLC	Delaware
AES Transpower Australia Pty Ltd.	Australia
AES Transpower Private Ltd.	Singapore
AES Transpower, Inc.	Mauritius
AES Transpower, Inc.	Delaware
AES Treasure Cove, Ltd.	Cayman Islands
AES Trinidad Services Unlimited	Trinidad and Tobago
AES Trust III	Delaware
AES Trust IV	Delaware
AES Trust V	Delaware
AES Trust VIII	Delaware
AES U&K Holdings B.V.	The Netherlands
AES U.S. Solar, LLC	Delaware
AES UCH Holdings (Cayman) Ltd.	Cayman Islands
AES UCH Holdings, Ltd.	Cayman Islands
AES UK Datacenter Services Limited	United Kingdom
AES UK Holdings Limited	United Kingdom
AES UK Power Financing II Ltd	United Kingdom
AES UK Power Financing Limited	United Kingdom
AES UK Power Holdings Limited	United Kingdom
AES UK Power Limited	United Kingdom
AES UK Power, L.L.C.	Delaware
AES Union de Negocios, S.A. de C.V.	El Salvador
AES Uruguaiana Empreendimentos S.A.	Brazil
AES Uruguaiana, Inc.	Cayman Islands
AES US Wind Development, L.L.C.	Delaware
AES Ust-Kamenogorsk GES LLP	Kazakhstan
AES Ust-Kamenogorsk TETS JSC	Kazakhstan

AES Venezuela Finance	United Kingdom
AES VFL Holdings, L.L.C.	Delaware
AES Warrior Run Funding, L.L.C.	Delaware
AES Warrior Run, L.L.C.	Delaware
AES Washington Holdings BV	The Netherlands
AES Western Maryland Management, L.L.C.	Delaware
AES Western Power Holdings, L.L.C.	Delaware
AES Western Power, L.L.C.	Delaware
AES Western Wind MV Acquisition, LLC	Delaware
AES Western Wind, L.L.C.	Delaware
AES Westover, L.L.C.	Delaware
AES White Cliffs B.V.	The Netherlands
AES William Holding, Inc.	Delaware
AES Wilson Creek Wind, LLC	Delaware
AES Wind Bulgaria EOOD	Bulgaria
AES Wind Development Bulgaria EOOD	Bulgaria
AES Wind France HoldCo	France
AES Wind France SAS	France
AES Wind Generation Asset Management Services Limited	United Kingdom
AES Wind Generation, LLC	Delaware
AES Wind Investments I B.V.	The Netherlands
AES Wind Investments II B.V.	The Netherlands
AES Wind, L.L.C.	Delaware
AES WR Limited Partnership	Delaware
AES Xinba’erhu Wind Power Co. Pte. Ltd.	Singapore
AES Youchou Hydropower Co. Pte. Ltd.	Singapore
AES Yucatan, S. de R.L. de C.V.	Mexico
AES ZEG Holdings B.V.	The Netherlands
AES Zephyr 2, LLC	Delaware
AES Zephyr 3, LLC	Delaware
AES Zephyr 4, L.L.C.	Delaware
AES Zephyr 5, LLC	Delaware
AES Zephyr 6, LLC	Delaware
AES Zephyr, Inc.	Delaware
AES-3C Maritza East 1 Ltd.	Bulgaria
AES-3C Maritza East 1 Ltd.	Cyprus
AES-Acciona Energy NY, LLC	Delaware
AESCom Sul Ltda.	Brazil
AESEBA Trust Deed	Cayman Islands
AES-R.E. Services Energy Investment Management Hellas EPE	Greece
AES-Tisza Erõmû KFT	Hungary
AES-VCM Mong Duong Power Company	Vietnam
AESWapiti Energy Corporation	British Columbia
AgCert Canada Co.	Canada
AgCert Canada Holding, Limited	Ireland
AgCert Chile Servicios Ambientales Limitada	Chile
AgCert do Brasil Soluções Ambientais Ltda.	Brazil
AgCert International, Limited	Ireland
AgCert Mexico Servicios Ambientales, Sociedade de Responsibilidad Limitada de Capital Variable	Mexico

AgCert Services (USA), Inc.	Delaware
AgCert Servicios Ambientales S.R.L.	Argentina
Aggregate Holdings, Ltd.	Cayman Islands
ALBERICH Beteiligungsverwaltungs GmbH	Austria
Alpha Water and Realty Services Corp.	Philippines
Altai Power Limited Liability Partnership	Kazakhstan
Anhui Liyuan - AES Power Co., Ltd.	China
Ankares Enerji Uretim Ltd. Sti.	Turkey
ANTURIE Beteiligungsverwaltungs GmbH	Austria
ARNIKA Beteiligungsverwaltungs GmbH	Austria
Asia Alternative Energy Development Limited	Hong Kong
Asociados de Electricidad S.A.	Argentina
Atlantic Basin Services, Ltd.	Cayman Islands
B.A. Services S.R.L.	Argentina
Blyton Airfield Wind Farm Limited	England & Wales
Bright Orient Group Ltd	British Virgin Islands
Buffalo Gap Holdings 2, LLC	Delaware
Buffalo Gap Holdings 3, L.L.C.	Delaware
Buffalo Gap Holdings 4, L.L.C.	Delaware
Buffalo Gap Holdings 5, LLC	Delaware
Buffalo Gap Holdings 6, LLC	Delaware
Buffalo Gap Holdings, LLC	Delaware
Buffalo Gap Wind Farm 2, LLC	Delaware
Buffalo Gap Wind Farm 3, L.L.C.	Delaware
Buffalo Gap Wind Farm 4, L.L.C.	Delaware
Buffalo Gap Wind Farm 5, LLC	Delaware
Buffalo Gap Wind Farm 6, LLC	Delaware
Buffalo Gap Wind Farm, LLC	Delaware
Camille Trust	Cayman Islands
Camille, Ltd.	Cayman Islands
Cavanal Minerals, LLC	Delaware
Cayman Energy Traders	Cayman Islands
CCS Telecarrier	Cayman Islands
CDEC-SIC LTDA	Chile
CDEC-SING Ltda	Chile
Cenay Elektrik Uretim Insaat Sanayi ve Ticaret Ltd. Sti.	Turkey
Central Dique, S.A.	Argentina
Central Electricity Supply Company of Orissa Limited	India
Chengdu AES Kaihua Gas Turbine Power Co. Ltd.	China
China Hydropower Development Limited	British Virgin Islands
Chongqing Dongjiang Songzao Renewable Energy Development Co., Ltd.	China
Chongqing Global Water and Electricity Development Co., Ltd
CIA.TRANSMISORA DEL NORTE CHICO S.A.	Chile
CJSC AES Kyivblenergo	Ukraine
CJSC AES Rivneenergo	Ukraine
Clean Wind Energy Ltd.	Israel
Climate Solutions (Asia) Limited	Hong Kong
Cloghan Limited	Northern Ireland
Cloghan Point Holdings Limited	Northern Ireland

CMS Generation San Nicolas Company	Michigan
Coastal Itabo, Ltd.	Cayman Islands
Coastal Power Dominicana Generation, Ltd.	Cayman Islands
Coastal Power Guatemala, Ltd.	Cayman Islands
Companhia Brasiliana de Energia	Brazil
Companhia Energetica de Minas Gerais	Brazil
Compania de Alumbrado Eletrico de San Salvador, S.A. DE C.V.	El Salvador
Compania de Inversiones en Electricidad, S.A.	Argentina
Condon Wind Power, LLC	Delaware
Daggett Ridge Wind Farm, LLC	Delaware
Daglar Enerji Elektrik Uretim A.S.	Turkey
Dibamba Power Development Company	Cameroon
Distribuidora Electrica de Usulutan, Sociedad Anonima de Capital Variable	El Salvador
Dominican Power Partners	Cayman Islands
DostykEnergo Limited Liability Partnership	Kazakhstan
Drone Hill Wind Farm Limited	Scotland
Ebbw Vale Wind Farm Limited	England & Wales
Ecotek Newco Corporation	Delaware
EDC Network Communications, SCS	Venezuela
Eden Village Produce Limited	Northern Ireland
El Salvador Energy Holdings	Cayman Islands
Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	Brazil
Eletropaulo Telecomunicacoes Ltda.	Brazil
Elsta BV	The Netherlands
Elsta BV & Co. CV	The Netherlands
EMD Ventures BV	The Netherlands
Empresa Distribuidora de Energia Sur S.A.	Argentina
Empresa Distribuidora La Plata, S.A.	Argentina
Empresa Electrica Angamos S.A.	Chile
Empresa Electrica Campiche S.A.	Chile
Empresa Electrica Cochrane S.A.	Chile
Empresa Electrica de Oriente, S.A. de C.V.	El Salvador
Empresa Electrica Guacolda S.A.	Chile
Empresa Electrica Ventanas S.A.	Chile
Empresa Generadora De Electricidad Itabo, S.A.	Dominican Republic
Empresa Salvadoreña de Energia, S.A. de C.V.	El Salvador
ENERGEN S.A.	Argentina
Energia Verde S.A.	Chile
Energia y Servicios de El Salvador, S.A. De C.V.	El Salvador
Energocompany LLP	Kazakhstan
Energy Trade and Finance Corporation	Cayman Islands
Eviva-Lebork Sp.z o.o.	Poland
Eviva-Waitrowo Sp.z o.o.	Poland
Evrensel Enerji Uretim Limited Sirketi	Turkey
EW Rywald Sp.z o.o.	Poland
Ferme Eolienne Saint Patrick SAS	France
Foote Creek V, LLC	Delaware
Gasoducto GasAndes Argentina S.A.	Argentina
Gasoducto GasAndes S.A.	Chile

Gener Argentina S.A.	Argentina
Gener Blue Water, Ltd.	Cayman Islands
Genergia Power, Ltd.	Cayman Islands
GENERGIA S.A.	Chile
GHGS Coal Mine Methane, LLC	Delaware
GHGS Development, LLC	Delaware
GHGS Offsets, LLC	Delaware
Global Energy Holdings C.V.	The Netherlands
Global Energy Investments CV	The Netherlands
GNRY Holdings & Investments Limited	Israel
Goller Enerji Uretim Ltd. Sti.	Turkey
Great Wind Sp.z o.o.	Poland
Greenhouse Gas Services, LLC	Delaware
Guohua AES (Huanghua) Wind Power Co., Ltd.	China
Haddonfield Finance Ltd.	Ireland
Havza Enerji Uretim Limited Sirketi	Turkey
Health and Welfare Benefit Plans LLC	Delaware
Hefei Zhongli Energy Company Ltd.	China
Hipotecaria San Miguel Limitada de Capital Variable	San Salvador
Hipotecaria Santa Ana Limitada de Capital Variable	El Salvador
Hunan Xiangci - AES Hydro Power Company Ltd.	China
IC Ictas Elektrik Uretim A.S.	Turkey
Indianapolis Power & Light Company	Indiana
Indimento Inversiones, S.L.	Spain
InnoVent S.A.S.	France
Inter Wind Sp.z o.o.	Poland
InterAndes, S.A.	Argentina
Inversiones Cachagua Limitada	Chile
Inversiones LK Limitada	Chile
INVERSIONES NUEVA VENTANAS S.A.	Chile
Inversiones Termoenergia de Chile Ltda.	Chile
Inversiones Zapallar Limitada	Chile
Inversora AES Americas Holding Espana SL	Spain
Inversora AES Americas S.A.	Argentina
Inversora de San Nicolas S.A.	Argentina
IPALCO Enterprises, Inc.	Indiana
IPL Funding Corporation	Indiana
Irtysh Power & Light LLP	Kazakhstan
Itabo Dominicana, Ltd.	Cayman Islands
Itabo Finance, S.A.	Cayman Islands
Jiaozuo (G.P.) Corporation	Cayman Islands
Jiaozuo AES Wang Fang Power Company Limited	China
Jiaozuo Power Partners Pte. Ltd.	Singapore
Jiaozuo Power Partners, L.P.	Cayman Islands
JSC AES Ust-Kamenogorsk CHP	Kazakhstan
KA Energy OOD	Bulgaria
Kazincbarcikai Iparteruletfejleszt Kft.	Hungary
Kilroot Electric Limited	Cayman Islands
Kiyi Enerji Elektrik Uretim A.S.	Turkey
Knottingley Wind Farm Limited	England & Wales

Kribi Power Development Company S.A.	Cameroon
La Plata I Empreendimentos Ltda.	Brazil
La Plata II Empreendimentos Ltda.	Brazil
La Plata II, Ltd.	British Virgin Islands
La Plata III, Ltd.	British Virgin Islands
Lake Benton Holdings LLC	Delaware
Lake Benton Power Associates LLC	Delaware
Lake Benton Power Partners L.L.C.	Delaware
Luz de la Plata S.A.	Argentina
Magnicon BV	The Netherlands
Maley Ltd.	Cayman Islands
Masin-AES Pte. Ltd.	Singapore
Masinloc AES Partners Company Limited	Philippines
Masinloc AES Power Company Limited	Philippines
Masinloc Power Partners Co. Ltd.	Philippines
Mercury Cayman Co. II, Ltd.	Cayman Islands
Mercury Cayman Holdco, Ltd.	Cayman Islands
Mid-America Capital Resources, Inc.	Indiana
Mid-Atlantic Express Holdings, L.L.C.	Delaware
Mid-Atlantic Express, L.L.C.	Delaware
Mountain Minerals, LLC	Delaware
Mountain View Power Partners IV, LLC	Delaware
Mountain View Power Partners, LLC	Delaware
New Caribbean Investments S.A.	Dominican Republic
Newburgh Hydro, LLC	Utah
Niagara Shore Winds, LLC	Delaware
Niksar Enerji Uretim Limited Sirketi	Turkey
Norgener S.A.	Chile
North Rim Wind, LLC	Delaware
Nowa Enegia Trabki Wielkie Sp.z o.o.	Poland
Nowa Energia Wind Parks Sp.z o.o.	Poland
Nowa Energia Wyczechowo Sp.z o.o.	Poland
Nuncia Investments BV	The Netherlands
Nurenergoservice LLP	Kazakhstan
Ocean LNG Holdings, Ltd.	Cayman Islands
Orissa Power Generation Corporation Limited	India
Ortaçağ Enerji Üretim Anonim Şirketi	Turkey
ORU Ekibastuz LLP	Kazakhstan
Percy Hill Wind Farm Limited	England & Wales
Placerita Oil Co., Inc.	Delaware
Profilaktoriy Shulbinsky LLP	Kazakhstan
PT AES AgriVerde Indonesia	Indonesia
PW Gardeja Sp.z o.o.	Poland
Red Mountain Ridge Wind Farm, LLC	Delaware
Red River Hydro, LLC	Utah
Remittance Processing Services, LLC	Indiana

Riverside Canal Power Company	California
Sagebrush Partner Eighteen, Inc.	California
Sagebrush Partner Nineteen, Inc.	California
Sagebrush Partner Seventeen, Inc.	California
San Jacinto Power Company	Nevada
Sand Ridge Wind Farm, LLC	Delaware
SeaWest Asset Management Services, LLC	California
SeaWest Energy Project Associates, LLC	Delaware
SeaWest Holdings, LLC	Delaware
SeaWest Northwest Asset Holdings, LLC	Delaware
SeaWest Power Resources, LLC	California
SeaWest Properties, LLC	California
SeaWest Wyoming, LLC	Delaware
Selen Elektrik Uretim A.S.	Turkey
Shazia S.R.L.	Argentina
Sichuan Fuling Aixi Power Co. Ltd.	China
Siram Investments BV	The Netherlands
Sixpenny Wood Windfarm Limited	England & Wales
Sociedad Electrica Santiago S.A.	Chile
Somerset Railroad Corporation	New York
Southern Electric Brazil Participacoes, Ltda.	Brazil
Store Heat and Produce Energy, Inc.	Indiana
Storm Lake II Holdings LLC	Delaware
Storm Lake II Power Associates LLC	Delaware
Storm Lake Power Partners II LLC	Delaware
StormFisher Biogas USA, LLC	Delaware
T&T Power Generation Unlimited	Trinidad and Tobago
T&T Power Holdings I, SRL	Barbados
T&T Power Holdings II, Ltd.	Cayman Islands
Tau Power BV	The Netherlands
TD Communications Holdings	Cayman Islands
Tecnoma Energia Solar, S.L.	Spain
Tecumseh Coal Corporation	Missouri
TEG Business Trust	Mexico
TEG/TEP Management, LLC	Delaware
TEP Business Trust	Mexico
Termik Enerji Uretim Limited Sirketi	Turkey
TermoAndes S.A.	Argentina
Termoelectrica del Golfo, S. de R.L. de C.V.	Mexico
Termoelectrica Penoles, S. de R.L. de C.V.	Mexico
Terneuzen Cogen B.V.	The Netherlands
The AES Barry Foundation	United Kingdom
Thermo Fuels Company, Inc.	California
Tormywheel Wind Farm Limited	Scotland
Trabzon Enerji Uretim ve Ticaret A.S.	Turkey
Trinidad Generation Unlimited	Trinidad and Tobago
Tur-Gaz Enerji Uretim Limited Sirketi	Turkey

Ucharmanlar Enerji Uretim Limited Sirketi	Turkey
Uniontown Hydro, LLC	Utah
Ussuri Beteilingungsverwaltung GmbH	Austria
Vizyon Enerji Uretim Ltd. Sti.	Turkey
VPI Enterprises, Inc.	California
WE (Dunan) Holdings Ltd	United Kingdom
WE (Earlshaugh) Holdings Limited	United Kingdom
WE (Forse) Holdings Ltd	United Kingdom
WE (Glencalvie) Holdings Ltd	United Kingdom
WE (Hanna) Holdings Ltd	United Kingdom
WE (Hearthstanes) Holdings Ltd	United Kingdom
WE (Newfield) Holdings Ltd	United Kingdom
WE (North Rhins) Holdings Limited	United Kingdom
WE (Services) Holdings Ltd	United Kingdom
WE (South Uist) Holdings Ltd	United Kingdom
WE (Toabh Dubh) Holdings Ltd	United Kingdom
Wildwood Trust	Cayman Islands
Wind Energy (Dunan) Limited	United Kingdom
Wind Energy (Earlshaugh) Limited	United Kingdom
Wind Energy (Forse) Limited	United Kingdom
Wind Energy (Glencalvie) Limited	United Kingdom
Wind Energy (Hanna) Limited	United Kingdom
Wind Energy (Hearthstanes) Limited	United Kingdom
Wind Energy (Newfield) Limited	United Kingdom
Wind Energy (North Rhins) Limited	United Kingdom
Wind Energy (Services) Limited	United Kingdom
Wind Energy (South Uist) Limited	United Kingdom
Wind Energy (Taobh Dubh) Limited	United Kingdom
Wuhu Shaoda Electric Power Development Co. Ltd.	China
Yangcheng International Power Generating Co. Ltd.	China
Yangchun Fuyang Diesel Engine Power Co. Ltd.	China
Yelvertoft Wind Farm Limited	England & Wales
Yesilgaz Enerji Uretim Limited Sirketi	Turkey
Your Energy Limited	England & Wales
Zarnowicka Elektrownia Gazowa Sp.z o.o.	Poland